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     PROMISSORY  NOTE
     ----------------

U.S.  500,000.00                              August  18,  1999
    ------------

For value received, the undersigned promises to pay to the order of Paul Rosenberg, or his agent, successors and assigns at 650 Northeast 5th Avenue, Boca Raton, FL 33432, or at such other place as may be designated by the holder of this Note, the principal sum of FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS (U.S. $500,000.00), together with interest on the principal amount of this Note at the rate of twelve percent (12.00%) per annum, or such lesser rate as shall be the maximum rate that may be charged hereunder under applicable law. Interest will be calculated on the basis of a 365 day year for the actual number of days elapsed during such interest period.

     All payments of any nature made or required to be made under this Note shall be made in lawful money of the United States on October 18, 1999. The unpaid principal of this Note together with all accrued interest thereon shall become due and payable on or before the October 18, 1999.

This Note shall be non-recourse to the undersigned and shall be secured by, and the undersigned hereby grants a security interest to the holder of this Note in, 100,000 shares of newly issued unregistered common stock of 2TheMart.com, Inc. (the "Shares"). To perfect the holder's security interest in such Shares, the undersigned delivers to Kris W. Aldridge, Esq., of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599, on behalf of the holder, within 5 business days of the delivery of this Note, a certificate representing the Shares, together with endorsed stock powers therefor in the name of the holder. If, for any reason the principal amount of this Note, together with accrued interest thereon to the date of payment is not paid in full on October 18, 1999, the holder of this Note may, at his sole option, without notice to the undersigned or any other action, cancel this Note and all obligations hereunder, and take ownership of the Shares.

In the event that the holder takes ownership of the Shares, the Company agrees that if the Company at any time proposes to register any of its securities under the Securities Act of 1933, it will, each such time, give 30 days written notice to holder of its intention to do so, and upon holder's written request given within 30 days after receipt of such notice, the Company will use its best efforts to cause the Shares to be registered under the Securities Act, and for the registration statement to remain effective until the holder shall sell the Shares, all at the Company's expense. The holder of the Shares agrees not to sell the Shares for such reasonable period after any such registration becomes effective (not exceeding 90 days) as shall then be specified in writing by the Company's underwriter or underwriters if in the opinion of such underwriter or underwriters the Company's offering would be materially adversely affected in the absence of such an agreement.

At any time prior to October 18, 1999, upon written notice to the undersigned, the holder of this Note may, at his sole option, cancel this Note and all obligations hereunder and receive 50,000 shares of common stock upon the terms and subject to the conditions set forth in the Private Placement Memorandum of the Company dated July 1999.

     This Note may be prepaid in whole or in part before maturity without penalty at any time.

     This Note shall be governed and construed in accordance with Pennsylvania law applicable to contracts executed and performed exclusively within Pennsylvania.

     The provisions of this Note shall be deemed severable, so that if any provision hereof is declared invalid under the laws of any state where it is in effect, or of the United States, all other provisions of this Note shall continue in full force and effect. This Note may be amended only in writing signed on behalf of each party.



     2TheMart.com, Inc.



By: /s/ Dominic J. Magliarditi
   ______________________
   Dominic  J.  Magliarditi
   President